Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-Q/A2 of Universal Fog Inc. for the quarter ended March 31, 2008, I, Sun, Xin, Chairman and Chief Financial Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.
Such Quarterly Report on Form 10-Q/A2 for the quarter ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except as otherwise noted in Item 4(A); and

2.
The information contained in such Quarterly Report on Form 10-Q/A2 for the quarter ended March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc., except as otherwise noted in Item 4(A).

By:	/s/ Sun, Xin Sun, Xin Chairman Chief Financial Officer and Principal Accounting Officer

Dated:	August 11, 2008